EXHIBIT 24 (ii)

                               Powers of Attorney


     BE IT KNOWN: That the undersigned, in my capacity or capacities as a member of the Board of Directors and/or Officer of Stone & Webster, Incorporated, a Delaware corporation (the "Company"), does hereby make, constitute and appoint
H. Kerner Smith and James P. Jones, and each of them acting individually, my true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, in my name and in my capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 23rd day of February 1999.



                              /s/  DONNA F. BETHELL


                                POWER OF ATTORNEY

     BE IT KNOWN: That the undersigned, in my capacity or capacities as a member of the Board of Directors and/or Officer of Stone & Webster, Incorporated, a Delaware corporation (the "Company"), does hereby make, constitute and appoint
H. Kerner Smith and James P. Jones, and each of them acting individually, my true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, in my name and in my capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 23rd day of February 1999.



                              /s/  FRANK J. A. CILLUFFO


                                POWER OF ATTORNEY

     BE IT KNOWN: That the undersigned, in my capacity or capacities as a member of the Board of Directors and/or Officer of Stone & Webster, Incorporated, a Delaware corporation (the "Company"), does hereby make, constitute and appoint
H. Kerner Smith and James P. Jones, and each of them acting individually, my true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, in my name and in my capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 23rd day of February 1999.



                              /s/  KENT F. HANSEN


                                POWER OF ATTORNEY

     BE IT KNOWN: That the undersigned, in my capacity or capacities as a member of the Board of Directors and/or Officer of Stone & Webster, Incorporated, a Delaware corporation (the "Company"), does hereby make, constitute and appoint
H. Kerner Smith and James P. Jones, and each of them acting individually, my true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, in my name and in my capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 23rd day of February 1999.



                              /s/  ELVIN R. HEIBERG III


                                POWER OF ATTORNEY

     BE IT KNOWN: That the undersigned, in my capacity or capacities as a member of the Board of Directors and/or Officer of Stone & Webster, Incorporated, a Delaware corporation (the "Company"), does hereby make, constitute and appoint
H. Kerner Smith and James P. Jones, and each of them acting individually, my true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, in my name and in my capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 23rd day of February 1999.



                              /s/  DAVID N. MCCAMMON


                                POWER OF ATTORNEY

     BE IT KNOWN: That the undersigned, in my capacity or capacities as a member of the Board of Directors and/or Officer of Stone & Webster, Incorporated, a Delaware corporation (the "Company"), does hereby make, constitute and appoint
H. Kerner Smith and James P. Jones, and each of them acting individually, my true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, in my name and in my capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 23rd day of February 1999.



                              /s/  J. ANGUS MCKEE


                                POWER OF ATTORNEY

     BE IT KNOWN: That the undersigned, in my capacity or capacities as a member of the Board of Directors and/or Officer of Stone & Webster, Incorporated, a Delaware corporation (the "Company"), does hereby make, constitute and appoint
H. Kerner Smith and James P. Jones, and each of them acting individually, my true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, in my name and in my capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 23rd day of February 1999.



                              /s/  JOHN P. MERRILL, JR.


                                POWER OF ATTORNEY

     BE IT KNOWN: That the undersigned, in my capacity or capacities as a member of the Board of Directors and/or Officer of Stone & Webster, Incorporated, a Delaware corporation (the "Company"), does hereby make, constitute and appoint
H. Kerner Smith and James P. Jones, and each of them acting individually, my true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, in my name and in my capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 23rd day of February 1999.



                              /s/  BERNARD W. REZNICEK


                                POWER OF ATTORNEY

     BE IT KNOWN: That the undersigned, in my capacity or capacities as a member of the Board of Directors and/or Officer of Stone & Webster, Incorporated, a Delaware corporation (the "Company"), does hereby make, constitute and appoint
H. Kerner Smith and James P. Jones, and each of them acting individually, my true and lawful attorney-in-fact with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned, in my name and in my capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1998, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 23rd day of February 1999.



                              /s/  PETER M. WOOD

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